EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2010 OPERATING RESULTS

Houston, TEXAS (November 4, 2010) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2010.

Funds From Operations
FFO for the third quarter of 2010 totaled $0.65 per diluted share or $46.7 million, as compared to $0.70 per diluted share or $48.1 million for the same period in 2009.  FFO for the nine months ended September 30, 2010 totaled $1.98 per diluted share or $140.4 million, as compared to $2.29 per diluted share or $146.3 million for the same period in 2009.  FFO for the nine months ended September 30, 2009 included a $0.04 per diluted share impact from losses related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $1.7 million or $0.02 per diluted share for the third quarter of 2010, as compared to $3.9 million or $0.06 per diluted share for the same period in 2009.

For the nine months ended September 30, 2010, net income attributable to common shareholders totaled $6.1 million or $0.09 per diluted share, as compared to $28.5 million or $0.46 per diluted share for the same period in 2009.  EPS for the nine months ended September 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 46,757 apartment homes included in consolidated same property results, third quarter 2010 same property NOI declined 0.6% compared to the third quarter of 2009, with revenues declining 0.9% and expenses declining 1.5%.  On a sequential basis, third quarter 2010 same property NOI increased 0.4% compared to the second quarter of 2010, with revenues increasing 1.1% and expenses increasing 2.2% compared to the prior quarter.  On a year-to-date basis, 2010 same property NOI declined 4.6%, with revenues declining 3.0% and expenses declining 0.5% compared to the same period in 2009. Same property physical occupancy levels for the portfolio averaged 94.3% during the third quarter of 2010, compared to 93.9% in the third quarter of 2009 and 94.2% in the second quarter of 2010.

The Company defines same property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
The Company completed two acquisitions during the quarter for approximately $41 million through its Multifamily Value Add Fund, in which it has a 20% interest:  Camden Yorktown, a 306-home stabilized apartment community in Houston, TX; and Camden Ivy Hall, a 110-home development community in Atlanta, GA.

The ownership of Camden Main & Jamboree, one of the Company’s joint venture communities, was restructured during the quarter, resulting in Camden’s ownership interest increasing from 30.0% to 99.9%.  The Company previously accounted for this joint venture under the equity method of accounting. Following the restructuring, Camden has consolidated this entity for financial reporting purposes.  The Company did not record a gain or loss on the restructuring, as the net consideration approximated the fair market value of the net assets received.

Development Activity
During the third quarter, the Company commenced construction on two new development communities:  Camden Lake Nona, a $61.0 million project in Orlando, FL; and Camden Summerfield II, a $32.0 million project in Landover, MD.  Initial occupancy at these communities is scheduled for late 2011 and mid-2012 respectively, with construction completions expected in late 2012.

Camden also completed lease-up of one fully-consolidated joint venture community during the quarter:  Camden Travis Street, a $30.9 million project that is currently 97% leased.  The Company has three additional joint venture communities in lease-up:  Belle Meade, a $37.6 million project that is currently 89% leased; Braeswood Place, a $50.2 million project that is currently 83% leased; and Camden Ivy Hall, a $17.5 million project that is currently 53% leased.

The Company has nine additional development communities which may begin construction in late 2010 through 2012.

Equity Issuance
During the third quarter, Camden issued 0.6 million common shares through its at-the-market (“ATM”) share offering program at an average price of $48.05 per share, for total net consideration of approximately $28.2 million.  Subsequent to quarter-end, the Company issued 1.0 million common shares through its at-the-market (“ATM”) share offering program at an average price of $49.25 per share, for total net consideration of approximately $50.4 million.  Year-to-date, Camden has issued approximately 4.0 million common shares through its ATM program at an average price of $47.52 per share, for total net consideration of approximately $185.0 million.

“We have continued to strengthen our balance sheet over the past several quarters and have reduced leverage by issuing equity through our ATM program,” said Richard Campo, Camden’s Chairman & Chief Executive Officer.  “These proceeds will be used to help fund our new development projects in a leverage-neutral way.”

Earnings Guidance
Camden updated its earnings guidance for 2010 based on its view of the current and expected apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.64 to $2.68 per diluted share, and full-year 2010 EPS is expected to be $0.14 to $0.18 per diluted share.  Fourth quarter 2010 earnings guidance is $0.66 to $0.70 per diluted share for FFO and $0.05 to $0.09 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2010 earnings guidance is based on projections of same property revenue declines between 1.75% and 2.25%, expense growth between 0.5% and 1.0%, and NOI declines between 3.5% and 4.5%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Camden expects to issue earnings guidance for 2011 in conjunction with its fourth quarter 2010 earnings release on February 4, 2011.

Conference Call
The Company will hold a conference call on Friday, November 5, 2010 at 11:00 a.m. Central Time to review its third quarter 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 3001742, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 186 properties containing 63,964 apartment homes across the United States.  Upon completion of three properties under development, the Company’s portfolio will increase to 64,681 apartment homes in 189 properties.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America, placing 10th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN		OPERATING RESULTS
		(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2010	2009	2010	2009
Property revenues
Rental revenues	$133,601	$132,758	$395,258	$403,248
Other property revenues	22,675	22,467	65,519	64,271
Total property revenues	156,276	155,225	460,777	467,519

Property expenses
Property operating and maintenance	47,430	46,266	135,844	132,285
Real estate taxes	16,817	17,803	53,359	54,692
Total property expenses	64,247	64,069	189,203	186,977

Non-property income
Fee and asset management income	2,145	1,818	6,028	6,093
Interest and other income	451	582	3,988	2,414
Income on deferred compensation plans	6,918	8,194	6,818	11,702
Total non-property income	9,514	10,594	16,834	20,209

Other expenses
Property management	4,789	4,377	14,994	13,848
Fee and asset management	1,155	1,074	3,611	3,512
General and administrative	7,568	7,532	22,339	23,010
Interest	31,781	31,117	95,078	97,364
Depreciation and amortization	43,685	42,697	129,963	130,197
Amortization of deferred financing costs	1,185	682	2,624	2,356
Expense on deferred compensation plans	6,918	8,194	6,818	11,702
Total other expenses	97,081	95,673	275,427	281,989

Gain on sale of properties, including land	-	-	236	-
Loss on early retirement of debt	-	-	-	(2,550)
Equity in income (loss) of joint ventures	(244)	(38)	(785)	592
Income from continuing operations before income taxes	4,218	6,039	12,432	16,804
Income tax expense - current	(712)	(126)	(1,286)	(772)
Income from continuing operations	3,506	5,913	11,146	16,032
Income from discontinued operations	326	279	715	2,265
Gain on sale of discontinued operations	-	-	-	16,887
Net income	3,832	6,192	11,861	35,184
Less income allocated to noncontrolling interests from continuing operations	(432)	(505)	(542)	(1,448)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$3,832	$6,192	$11,861	$35,184
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(5,323)	(8,732)	(19,549)	(10,307)
Reclassification of net losses on cash flow hedging activities	5,825	5,697	17,488	16,442
Unrealized gain on available-for-sale securities, net of tax	1,914	-	1,914	-
Comprehensive income	6,248	3,157	11,714	41,319
Less income allocated to noncontrolling interests from continuing operations	(432)	(505)	(542)	(1,448)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Comprehensive income attributable to common shareholders	$4,066	$902	$5,922	$34,621

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.02	$0.06	$0.09	$0.46
Net income attributable to common shareholders - diluted	0.02	0.06	0.09	0.46
Income from continuing operations attributable to common shareholders - basic	0.02	0.06	0.08	0.15
Income from continuing operations attributable to common shareholders - diluted	0.02	0.06	0.08	0.15

Weighted average number of common and
common equivalent shares outstanding:
Basic	69,100	66,094	67,898	61,087
Diluted	69,441	66,602	68,169	61,579

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
		(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2010	2009	2010	2009

Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Real estate depreciation from continuing operations	42,457	41,636	126,350	127,141
Real estate depreciation from discontinued operations	-	198	325	566
Adjustments for unconsolidated joint ventures	2,292	1,935	6,753	5,812
Income allocated to noncontrolling interests	281	406	864	1,148
Gain on sale of discontinued operations	-	-	-	(16,887)
Funds from operations - diluted	$46,680	$48,112	$140,361	$146,266

PER SHARE DATA
Funds from operations - diluted	$0.65	$0.70	$1.98	$2.29
Cash distributions	0.45	0.45	1.35	1.60

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	72,025	68,959	70,779	63,967

PROPERTY DATA
Total operating properties (end of period) (a)	186	183	186	183
Total operating apartment homes in operating properties (end of period) (a)	63,964	63,286	63,964	63,286
Total operating apartment homes (weighted average)	50,929	50,383	50,729	50,639
Total operating apartment homes - excluding discontinued operations (weighted average)	50,327	49,781	50,127	49,589

(a) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all Non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
ASSETS
Real estate assets, at cost
Land	$763,559	$746,195	$748,604	$747,921	$746,825
Buildings and improvements	4,613,036	4,521,376	4,527,523	4,512,124	4,484,335
	5,376,595	5,267,571	5,276,127	5,260,045	5,231,160
Accumulated depreciation	(1,263,173)	(1,221,422)	(1,191,604)	(1,149,056)	(1,107,227)
Net operating real estate assets	4,113,422	4,046,149	4,084,523	4,110,989	4,123,933
Properties under development and land	198,377	199,012	196,371	201,581	279,620
Investments in joint ventures	33,226	50,392	42,994	43,542	43,236
Properties held for sale, including land	9,737	9,692	-	-	6,622
Total real estate assets	4,354,762	4,305,245	4,323,888	4,356,112	4,453,411
Accounts receivable - affiliates	32,269	31,993	32,657	36,112	35,971
Notes receivable - affiliates	17,509	38,478	46,118	45,847	54,462
Other assets, net (a)	105,950	87,371	92,983	102,114	104,669
Cash and cash equivalents	91,071	128,155	28,553	64,156	81,683
Restricted cash	5,174	3,738	3,680	3,658	3,901
Total assets	$4,606,735	$4,594,980	$4,527,879	$4,607,999	$4,734,097

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,507,858	$1,590,287	$1,590,473	$1,645,926	$1,646,106
Secured	1,034,354	981,816	980,188	979,273	976,051
Accounts payable and accrued expenses	82,598	63,663	69,858	74,420	78,466
Accrued real estate taxes	40,340	28,416	17,005	23,241	42,386
Other liabilities (b)	144,146	137,020	138,136	145,176	145,464
Distributions payable	34,548	34,275	33,403	33,025	33,028
Total liabilities	2,843,844	2,835,477	2,829,063	2,901,061	2,921,501

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	804	798	778	770	770
Additional paid-in capital	2,673,606	2,641,354	2,548,722	2,525,656	2,522,525
Distributions in excess of net income attributable to common shareholders	(580,046)	(550,039)	(520,798)	(492,571)	(383,265)
Notes receivable secured by common shares	-	(102)	(101)	(101)	(101)
Treasury shares, at cost	(461,255)	(461,517)	(461,517)	(462,188)	(462,188)
Accumulated other comprehensive loss (c)	(41,302)	(43,718)	(42,093)	(41,155)	(44,921)
Total common shareholders' equity	1,591,807	1,586,776	1,524,991	1,530,411	1,632,820
Noncontrolling interest	73,159	74,802	75,900	78,602	81,851
Total shareholders' equity	1,664,966	1,661,578	1,600,891	1,609,013	1,714,671
Total liabilities and shareholders' equity	$4,606,735	$4,594,980	$4,527,879	$4,607,999	$4,734,097

(a) includes:
net deferred charges of:	$14,892	$10,193	$10,704	$11,113	$11,617

(b) includes:
deferred revenues of:	$2,347	$2,467	$2,467	$2,664	$2,938
distributions in excess of investments in joint ventures of:	$34,045	$33,074	$32,195	$31,410	$30,507
fair value adjustment of derivative instruments:	$43,267	$43,757	$42,119	$41,083	$44,730

(c) Represents the fair value adjustment of derivative instruments, gain on post retirement obligations and unrealized gain on available-for-sale securities, net of tax.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Real estate depreciation from continuing operations	42,457	41,636	126,350	127,141
Real estate depreciation from discontinued operations	-	198	325	566
Adjustments for unconsolidated joint ventures	2,292	1,935	6,753	5,812
Income allocated to noncontrolling interests	281	406	864	1,148
Gain on sale of discontinued operations	-	-	-	(16,887)
Funds from operations - diluted	$46,680	$48,112	$140,361	$146,266

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	69,441	66,602	68,169	61,579
FFO diluted	72,025	68,959	70,779	63,967

Net income attributable to common shareholders - diluted	$0.02	$0.06	$0.09	$0.46
FFO per common share - diluted	$0.65	$0.70	$1.98	$2.29

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.05	$0.09	$0.14	$0.18
Expected real estate depreciation	$0.58	$0.58	$2.35	$2.35
Expected adjustments for unconsolidated joint ventures	$0.03	$0.03	$0.13	$0.13
Expected income allocated to noncontrolling interests	$0.00	$0.00	$0.02	$0.02
Expected FFO per share - diluted	$0.66	$0.70	$2.64	$2.68

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Less: Fee and asset management income	(2,145)	(1,818)	(6,028)	(6,093)
Less: Interest and other income	(451)	(582)	(3,988)	(2,414)
Less: (Income) loss on deferred compensation plans	(6,918)	(8,194)	(6,818)	(11,702)
Plus: Property management expense	4,789	4,377	14,994	13,848
Plus: Fee and asset management expense	1,155	1,074	3,611	3,512
Plus: General and administrative expense	7,568	7,532	22,339	23,010
Plus: Interest expense	31,781	31,117	95,078	97,364
Plus: Depreciation and amortization	43,685	42,697	129,963	130,197
Plus: Amortization of deferred financing costs	1,185	682	2,624	2,356
Plus: Expense (benefit) on deferred compensation plans	6,918	8,194	6,818	11,702
Less: (Gain) on sale of properties, including land	-	-	(236)	-
Plus: Loss on early retirement of debt	-	-	-	2,550
Less: Equity in (income) loss of joint ventures	244	38	785	(592)
Plus: Income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Plus: Income (loss) allocated to noncontrolling interests	432	505	542	1,448
Plus: Income tax expense - current	712	126	1,286	772
Less: (Income) from discontinued operations	(326)	(279)	(715)	(2,265)
Less: (Gain) loss on sale of discontinued operations	-	-	-	(16,887)
Net Operating Income (NOI)	$92,029	$91,156	$271,574	$280,542

"Same Property" Communities	$84,862	$85,357	$251,678	$263,926
Non-"Same Property" Communities	7,429	5,428	20,296	15,434
Other	(262)	371	(400)	1,182
Net Operating Income (NOI)	$92,029	$91,156	$271,574	$280,542

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Plus: Interest expense	31,781	31,117	95,078	97,364
Plus: Amortization of deferred financing costs	1,185	682	2,624	2,356
Plus: Depreciation and amortization	43,685	42,697	129,963	130,197
Plus: Income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Plus: Income (loss) allocated to noncontrolling interests	432	505	542	1,448
Plus: Income tax expense - current	712	126	1,286	772
Plus: Real estate depreciation and amortization from discontinued operations	-	198	325	566
Less: (Gain) on sale of properties, including land	-	-	(236)	-
Plus: Loss on early retirement of debt	-	-	-	2,550
Less: Equity in (income) loss of joint ventures	244	38	785	(592)
Less: (Gain) loss on sale of discontinued operations	-	-	-	(16,887)
EBITDA	$81,439	$81,050	$241,686	$251,510